EXHIBIT 10(b)

1996 Equity Incentive Plan, Amended and Restated as of May 17, 1999 together with Amendment No. 3 dated February 28, 2002.

AMENDMENT NO. 3
(February 28, 2002)
TO
FAHNESTOCK VINER HOLDINGS INC.
1996 EQUITY INCENTIVE PLAN
AMENDED AND RESTATED
AS AT MAY 17, 1999

Effective February 28, 2002, the Fahnestock Viner Holdings Inc. 1996 Equity Incentive Plan (Amended and Restated as at May 17, 1999) be further amended by increasing the number of Class A Shares which may be issued pursuant to Awards granted under the Plan and awards or options granted under other Plans of the Company by 410,000 Class A Shares from 3,405,000 Class A Shares to 3,815,000 Class A Shares.

The foregoing amendment was approved by the Board of Directors of the Corporation on February 28, 2002 and confirmed by the holders of Class B voting shares of the Corporation at the Annual and Special Meeting of Shareholders of the Corporation held on May 13, 2002.

[signed: A.W. Oughtred]

A.Winn Oughtred, Secretary
Fahnestock Viner Holdings Inc.